SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 26, 2008
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction) of incorporation)	0-5423 (Commission file number)	59-1277135 (I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations and Financial Condition.
On August 26, 2008 Dycom Industries, Inc. (the “Company”) issued a press release reporting its fourth quarter of fiscal 2008 revenue and earnings expectations. As described in the press release, the Company will host a conference call for investors to discuss its financial results for the three months ended July 26, 2008 on August 27, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated in this Item 2.02 by reference.
The press release includes income from continuing operations excluding certain items that are set forth in the GAAP reconciliation schedule provided in the release. The Company believes this non-GAAP financial measure is useful to investors because it allows for a more direct comparison of the Company’s performance for the quarter and fiscal year with the Company’s performance in the prior-year periods.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure
On August 26, 2008, the Company issued a press release reporting its fourth quarter of fiscal 2008 revenue and earnings expectations. As described in the press release, the Company will host a conference call for investors to discuss its financial results for the three months ended July 26, 2008 on August 27, 2008. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated in this Item 7.01 by reference.
The press release includes income from continuing operations excluding certain items that are set forth in the GAAP reconciliation schedule provided in the release. The Company believes this non-GAAP financial measure is useful to investors because it allows for a more direct comparison of the Company’s performance for the quarter and fiscal year with the Company’s performance in the prior-year periods.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 8.01	Other Events
On August 26, 2008 the Company issued a press release announcing that its Board of Directors had authorized an increase in its authorization to repurchase shares of Company common stock. The stock repurchases are authorized to be made over the next eighteen (18) months in open market or private transactions. Since August 2007, under the existing authorization, the Company has purchased 1,693,500 shares for approximately $25.2 million.
A copy of the Company’s press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

	99.1	Press release dated August 26, 2008 announcing the fourth quarter results and earnings expectations.

	99.2	Press release dated August 26, 2008 announcing a new authorization to repurchase common stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 26, 2008

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Secretary

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